UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2017
________________________________________________________
________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.1. Regulation FD Disclosure.
On November 8, 2017, Platform Specialty Products Corporation ("Platform") issued a press release announcing its intent, subject to market and other customary conditions, to offer $550 million aggregate principal amount of senior notes due 2025 denominated in U.S. dollars (the "2025 Notes") in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to non-U.S. persons in accordance with Regulation S under the Securities Act. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
The above does not constitute an offer to sell, or a solicitation of an offer to purchase, the 2025 Notes, the related guarantees, or any other securities in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 8.01. Other Events.
On November 8, 2017, Platform also issued a press release announcing that it has commenced a cash tender offer (the "Tender Offer") for any and all of its outstanding 10.375% senior notes due 2021, issued on November 10, 2015 (the "2021 Notes"). The Tender Offer will expire at midnight, New York City time, at the end of December 7, 2017, unless extended or earlier terminated by Platform in its sole discretion. In connection with the Tender Offer, Platform is soliciting consents from holders of the 2021 Notes to certain proposed amendments to the indenture under which the Notes were issued and/or the 2021 Notes which, among other things, would eliminate substantially all of the restrictive covenants and certain events of default contained therein.
The Tender Offer and consent solicitation is conditioned upon, among other things, Platform and/or one or more of its affiliates having completed one or more debt financings on terms and conditions satisfactory to Platform (collectively, the “Financing Condition”), as well as other general conditions. The Tender Offer is not conditioned upon a minimum amount of the 2021 Notes being tendered.
On November 8, 2017, Platform issued a conditional notice of redemption of all outstanding 2021 Notes at the redemption price of 100% of the principal amount thereof plus the Applicable Premium (as defined in, and determined in accordance with, the indenture governing the 2021 Notes), plus accrued and unpaid interest, if any, to, but not including, the redemption date. The redemption is conditioned upon the consummation of the Financing Condition described above. Assuming satisfaction of the condition, the redemption date is expected to occur on December 8, 2017.
A copy of the press release announcing the commencement of the Tender Offer is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. The information in this Item 8.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto are for information purposes only and do not constitute an offer to purchase the 2021 Notes.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued on November 8, 2017 announcing Platform's private offering of senior notes due 2025 (furnished only).
99.2	Press release issued on November 8, 2017 announcing Platform's Tender Offer for any and all of its 10.375% senior notes due 2021.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect the current views of Platform about future events and financial performance. Words such as "expect," "anticipate," "project," "will," "should," "believe," "intend," "plan," "estimate," "potential," "target," and similar expressions and variations of such words that predict or indicate future events or trends, or that do not relate to historical matters, identify forward-looking statements. Such forward looking statements include, without limitation, statement regarding the completion and timing of the offering of the Notes, the Tender Offer and consent solicitation and the redemption, Platform's planned use of any proceeds from the offering of the Notes and its ability to redeem all the 2025 Notes and 2021 Notes pursuant to the related indentures. All forward-looking statements are made as of the date of this Current Report on Form 8-K and Platform undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results could materially differ from those projected in any forward-looking statements due to numerous factors, including, but not limited to, the risk factors set forth in the periodic reports and other reports filed by Platform with the Securities and Exchange Commission, including Platform's annual report on Form 10-K for the fiscal year ended December 31, 2016 and quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
November 8, 2017	/s/ John E. Capps
(Date)	John E. Capps
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press release issued on November 8, 2017 announcing Platform's private offering of senior notes due 2025 (furnished only).
99.2	Press release issued on November 8, 2017 announcing Platform's Tender Offer for any and all of its 10.375% senior notes due 2021.